UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

CONYERS PARK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-212133	81-2349205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Greenwich Office Park, 2nd Floor Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 429-2211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On April 10, 2017, Conyers Park Acquisition Corp. (“Parent”), entered into an Agreement and Plan of Merger (the “Agreement”), to effect an initial business combination, by and among Parent, The Simply Good Foods Company, a Delaware corporation (“PubCo”), Atkins Intermediate Holdings, LLC, a Delaware limited liability company (“IntermediateLLC”), Conyers Park Parent Merger Sub, Inc., a Delaware corporation (“Parent Merger Sub”), Conyers Park Merger Sub 1, Inc., a Delaware corporation (“Company Merger Sub 1”), Conyers Park Merger Sub 2, Inc., a Delaware corporation (“Company Merger Sub 2”), Conyers Park Merger Sub 3, Inc., a Delaware corporation (“Company Merger Sub 3”), Conyers Park Merger Sub 4, Inc., a Delaware corporation (“Company Merger Sub 4”, together with, Company Merger Sub 1, Company Merger Sub 2, and Company Merger Sub 3, Parent Merger Sub, PubCo, Parent and Parent Merger Sub, the “Parent Parties”), NCP-ATK Holdings, Inc., a Delaware corporation (the “Company”), solely in its capacity as the Majority Stockholder, Atkins Holdings LLC, a Georgia limited liability company (the “Majority Stockholder”) and, solely in its capacity as the Stockholders’ Representative pursuant to Section 9.15 of the Agreement, Roark Capital Acquisition, LLC, a Georgia limited liability company (the “Stockholders’ Representative”).

The Mergers

The Agreement provides for (a) the merger of Parent Merger Sub with and into Parent, with Parent continuing as the surviving corporation (the “Parent Surviving Subsidiary”) and as a wholly-owned subsidiary of IntermediateLLC (the “Parent Merger”), and (b) immediately after the Parent Merger, simultaneously (i) the merger of Company Merger Sub 1 with and into the Company, with the Company continuing as the surviving company (the “Company Surviving Subsidiary”) and as a wholly-owned subsidiary of IntermediateLLC, (ii) the merger of Company Merger Sub 2 with and into Atkins Nutritionals Holdings, Inc., a Delaware corporation, with Atkins Nutritionals Holdings, Inc. continuing as the surviving company and as a wholly-owned subsidiary of Company Surviving Subsidiary, (iii) the merger of Company Merger Sub 3 with and into Atkins Nutritionals Holdings II, Inc., a Delaware corporation, with Atkins Nutritionals Holdings II, Inc. continuing as the surviving company and as a wholly-owned subsidiary of Atkins Nutritionals Holdings, Inc., and (iv) the merger of Company Merger Sub 4 with and into Atkins Nutritionals, Inc., a New York corporation, with Atkins Nutritionals, Inc. continuing as the surviving company and as a wholly-owned subsidiary of Atkins Nutritionals Holdings II, Inc. (collectively, the “Company Merger,” and together with the Parent Merger, the “Mergers”), as a result of which Parent and the Company will become wholly-owned, indirect subsidiaries of PubCo, and PubCo will become a publicly traded company.

Consideration

Pursuant to the Agreement, PubCo will pay, or cause to be paid, at the Closing (as defined in the Agreement) with respect to the shares of common stock, par value $0.01 per share, of the Company (which does not include any shares issuable pursuant to Exercised Option Shares (as defined in the Agreement), the “Company Common Stock”), and the Exercised Option Shares, an aggregate amount of $730,125,000, subject to customary purchase price adjustments (the “Merger Consideration”). The Merger Consideration will consist of, and be allocated between, 10,250,000 shares of common stock (at a reference price of $10.00 per share), par value $0.0001 per share of PubCo (the “PubCo Common Stock”) and an amount of cash equal to the Merger Consideration minus $102,500,000.00.

The shares of Class A common stock, par value $0.0001 per share, of Parent (the “Parent Common Stock”) issued and outstanding at the Effective Time (as defined in the Agreement), excluding shares of Parent Common Stock to be canceled pursuant to Section 2.5(c) of the Agreement and any Parent Redeemed Shares (as defined below), will be canceled and convert automatically into the right to receive one share of PubCo Common Stock. Each share of Parent Common Stock held in the treasury of Parent and any shares of Parent Common Stock owned by any subsidiary of Parent will be canceled automatically without conversion thereof and no payment or distribution will be made with respect thereto.

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Each Parent Warrant (as defined in the Agreement) or portion thereof issued and outstanding immediately prior to the Effective Time will be converted into a warrant to purchase common stock of PubCo.

Each issued and outstanding share of Company Common Stock, excluding shares of Company Common Stock to be canceled pursuant to the Agreement, Exercised Option Shares and any Company Dissenting Shares (as defined in the Agreement), will be canceled and convert automatically into the right to receive the following: (i) an amount in cash equal to the Cash Amount (as defined in the Agreement) rounded up to the nearest whole cent; (ii) a number of shares of PubCo Common Stock equal to the Stock Amount (as defined in the Agreement); and (iii) a contingent right to a portion of the Escrow Amount (as defined in the Agreement), Administrative Expense Amount (as defined in the Agreement), any additional consideration received pursuant to the purchase price adjustment in Section 2.12 of the Agreement, any Bonus Repayment Amount (as defined in the Agreement) and any amounts payable pursuant to a tax receivables agreement, to be entered into at Closing (the “Tax Receivables Agreement”) (clauses (i) through (iii) collectively, the “Stock Consideration”), in each case, payable, without interest, to the applicable Company Stockholder (as defined in the Agreement) in accordance with the Agreement. Each share of Company Common Stock held in the treasury of the Company (including, if applicable, the Contingent Stock Purchase Shares (as defined in the Agreement)) and any shares of Company Common Stock owned by PubCo or any subsidiary of the Company will be canceled automatically without conversion thereof and no payment or distribution will be made with respect thereto.

Prior to the closing, holders of options to purchase Company Common Stock will have the opportunity to exercise their vested options. Such exercised vested options will be cancelled and terminated at the Effective Time and the holders of such options will be entitled to the Exercised Option Shares Consideration (as defined in the Agreement). All options that are either unvested or unexercised will be cancelled at the Effective Time.

Any outstanding warrants to purchase Company Common Stock will be sold to the Company pursuant to the terms of the Warrant Agreement (as defined in the Agreement) and cancelled at the Effective Time and the holder of the warrant will be entitled to receive the consideration set forth in the Warrant Agreement (as defined in the Agreement).

Any share of Parent Common Stock held by any Parent Stockholder (as defined in the Agreement) that exercises redemption rights pursuant to the Offer (as defined in the Agreement) (a “Parent Redeemed Share”) will be canceled and converted into the right to receive the consideration as set forth in the Offer.

Under the terms of the Agreement, any Company Dissenting Share (as defined in the Agreement) will not be converted into the right to receive its applicable portion of the Merger Consideration but will instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Company Dissenting Share pursuant to the Delaware General Corporation Law (the “DGCL”). Each holder of Company Dissenting Shares who, pursuant to the DGCL, becomes entitled to payment thereunder for such shares will receive payment therefor in accordance with the DGCL (but only after the value therefor will have been agreed upon or finally determined pursuant to the DGCL). If, after the Effective Time, any Company Dissenting Share will lose its status as a Company Dissenting Share, then any such share will immediately be converted into the right to receive its applicable portion of the Merger Consideration as if such share never had been a Company Dissenting Share, and PubCo will deliver, or cause to be delivered in accordance with the terms of this Agreement, to the holder thereof, following the satisfaction of the applicable conditions set forth in Section 2.10 of the Agreement, its applicable portion of the Merger Consideration as if such share had never been a Company Dissenting Share.

Representations and Warranties

Under the Agreement, each of the Group Companies (as defined in the Agreement) and the Parent Parties made customary representations and warranties for transactions of this type. The representations and warranties made by the Group Companies under the Agreement do not survive after the Closing. The representations and warranties made by the Parent Parties under the Agreement survive for one year following the Closing.

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Conditions to Consummation of the Mergers

Consummation of the transactions contemplated by the Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of Parent’s stockholders in accordance with the Parent Organizational Documents (as defined in the Agreement) and minimum proceeds (including debt financing proceeds) available to Parent at the Closing.

In addition, consummation of the transactions contemplated by the Agreement is subject to other closing conditions, including, among others: (i) all applicable waiting periods under the HSR Act (as defined in the Agreement) have expired or been terminated; (ii) there has been no material adverse effect to the business, assets, liabilities, financial condition or results of operations of the Group Companies, taken as a whole; (iii) the completion of the Offer in accordance with the terms of the Agreement and Parent’s proxy statement related to the initial business combination; (iv) the registration statement to be filed by PubCo has become effective; (v) execution and delivery by both the Company and the Parent Parties of an officer’s certificate certifying compliance with certain obligations under the Agreement; (vi) consent of the majority stockholder of the Company; and (vii) Parent stockholder redemptions not exceeding the amounts identified in the Agreement.

Termination

The Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) if the Closing has not occurred by August 21, 2017 (the “Outside Date”), unless because of the delay and/or nonperformance of the party seeking such termination, (ii) if the Parent’s board of directors changes its recommendation with respect to the transactions contemplated by the Agreement and (iii) if the approval of the Transaction Proposals (as defined in the Agreement) is not obtained at the Parent Common Stockholders Meeting (as defined in the Agreement). If the Agreement is validly terminated, none of the Parent Parties or the Company will have any liability or any further obligation under the Agreement with certain limited exceptions, including liability arising out of a party’s willful or intentional breach of any provision contained in the Agreement.

A copy of the Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Tax Receivables Agreement

The Tax Receivables Agreement will generally provide for the payment by PubCo to the holders of equity interests in the Company as of the time immediately before the transactions contemplated by the Agreement for certain federal, state, local and non-U.S. tax benefits deemed realized in post-closing taxable periods by PubCo, Parent, the Company and the Company’s eligible subsidiaries from the use of up to $100 million of the following tax attributes: (i) net operating losses available to be carried forward as of the closing of the transactions contemplated by the Agreement; (ii) certain deductions generated by the consummation of the transactions contemplated by the Agreement; and (iii) remaining depreciable tax basis from the 2003 acquisition of Atkins Nutritionals, Inc.  In addition, PubCo will pay the Stockholders’ Representative (on behalf of holders of equity interests in the Company as of the time immediately before the transactions contemplated by the Agreement) for the use of certain alternative minimum tax credit carryforwards.

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Investor Rights Agreement

At the closing of the Business Combination, PubCo, Sponsor and Atkins Holdings LLC will enter into an Investor Rights Agreement, providing for, among other things, subject to the terms thereof, customary registration rights, including demand and piggy-back rights subject to cut-back provisions, and information rights in favor of Atkins Holdings LLC. PubCo has agreed to use its commercially reasonable efforts to file a shelf registration statement to register Atkins Holdings LLC’s shares at any time that PubCo is eligible to do so. Pursuant to the Investor Rights Agreement, Atkins Holdings LLC will agree not to sell, transfer, pledge or otherwise dispose of shares of common stock in PubCo it receives in connection with the Business Combination for 180 days from the closing of the Business Combination, as well as to certain other lock-up provisions set forth therein. In addition, pursuant to the Investor Rights Agreement, for so long as Atkins Holdings LLC holds approximately 50% of the shares of PubCo common stock that it holds as of the date of the closing of the merger, it will have the right to nominate one director to serve on the Board of Directors of PubCo as a Class III Director or, if it chooses not to do so or its nominated director resigns or is removed and is not replaced or nominated in accordance with the Investor Rights Agreement, to select one non-voting observer to participate in any meeting of the Board of Directors. Sponsor and its affiliates have agreed to vote their respective shares of common stock then beneficially owned in favor of the election or appointment of Atkins Holdings LLC’s director. Atkins Holdings LLC’s director will also serve on a standing committee of the Board of Directors chosen by Atkins Holdings LLC.

Private Placement

Parent entered into subscription agreements with the investors named therein (the “Private Placement Investors”), pursuant to which Parent agreed to issue and sell to the Private Placement Investors approximately $100 million of the Parent’s Class A Shares at $10.00 per share immediately prior to closing of the initial business combination, which will become shares in PubCo upon consummation of the Mergers (the “Private Placement”). The Private Placement is conditioned on the substantially concurrent closing of the initial business combination and other customary closing conditions. The proceeds from the Private Placement will be used to fund a portion of the cash consideration for the initial business combination. The form of subscription agreement is attached as Exhibit 10.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Private Placement” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The shares of Company Common Stock to be issued in connection with the Merger Agreement and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On April 11, 2017, Parent issued a press release announcing the execution of the Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that will be used by Parent.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events

In connection with the execution of the Agreement, Parent has received commitments from Barclays Bank PLC and Goldman Sachs Bank USA to provide debt financing of up to $300 million at the closing of the initial business combination, and Parent has entered into customary commitment letters in connection therewith.

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Additional Information

In connection with the proposed transaction, PubCo intends to file a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of Parent. Parent will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of Parent are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Parent’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Parent as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the Registration Statement and proxy statement/prospectus, without charge, once available, at the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by directing a request to: Conyers Park Acquisition Corp., 3 Greenwich Office Park, 2nd Floor, Greenwich, CT.

Participants in the Solicitation

Parent and Atkins and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Parent’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Parent’s directors and officers in Parent’s filings with the SEC, including Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 31, 2017, and Conyers Park’s Current Report on Form 8-K, which was filed with the SEC on April 11, 2017, and such information will also be in the Registration Statement to be filed with the SEC by PubCo, which will include the proxy statement/prospectus of Parent for the proposed transaction.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Parent’s industry, future events, the proposed transaction between Parent, PubCo, Parent Merger Sub, Company Merger Sub 1, Company Merger Sub 2, Company Merger Sub 3, Company Merger Sub 4, NCP-ATK Holdings, Inc., Atkins Holdings LLC, and Roark Capital Acquisition, LLC, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Parent’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Parent’s businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Parent operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Parent operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Parent’s management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of Parent is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Parent and Atkins; uncertainty as to the long-term value of Parent’s common stock; those discussed in the Parent’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors”, as updated from time to time by Parent’s Quarterly Reports on Form 10-Q and other documents of Parent on file with the SEC or in the proxy statement that will be filed with the SEC by Parent. There may be additional risks that Parent presently does not know or that Parent currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Parent’s expectations, plans or forecasts of future events and views as of the date of this communication. Parent anticipates that subsequent events and developments will cause Parent’s assessments to change. However, while Parent may elect to update these forward-looking statements at some point in the future, Parent specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Parent’s assessments as of any date subsequent to the date of this communication.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*†	Agreement and Plan of Merger, dated as of April 10, 2017, by and among Conyers Park Acquisition Corp., The Simply Good Foods Company, Atkins Intermediate Holdings, LLC, Conyers Park Parent Merger Sub, Inc., Conyers Park Merger Sub 1, Inc., Conyers Park Merger Sub 2, Inc., Conyers Park Merger Sub 3, Inc., Conyers Park Merger Sub 4, Inc., NCP-ATK Holdings, Inc., Atkins Holdings LLC, and Roark Capital Acquisition, LLC.

10.1*	Form of Subscription Agreement

99.1*	Press Release dated April 11, 2017.

99.2*	Investor Presentation, dated April 11, 2017.

*	Filed herewith.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2017

CONYERS PARK ACQUISITION CORP.

By:	/s/ Brian K. Ratzan
Name: Brian K. Ratzan
Title: Chief Financial Officer

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